iShares®

iShares Trust

Supplement dated January 17, 2008

to the Prospectus dated December 1, 2007 for the iShares MSCI EAFE Index Fund (the “Prospectus”)

The information in this Supplement updates information in and should be read in conjunction with the “Dividends and Distributions” section of the Prospectus.

Beginning in 2008 dividends from net investment income, if any, will be declared and paid semi-annually by the Fund. Net capital gains, if any, will continue to be distributed annually by the Fund.

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of Barclays Global Investors, N.A.

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